Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of WSB Financial Group, Inc. (the “Company”) on Form 10-Q for the third fiscal quarter ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Terry A. Peterson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 13, 2008

By: /s/ Terry A. Peterson

Terry A. Peterson
President and Chief Executive Officer